                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                    ------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  March 9, 1998


                                 Discreet Logic Inc.
                                 -------------------
               (Exact name of Registrant as specified in its charter)


          Quebec                   0-26100                     98-0150790
----------------------------     -------------              ------------------
(State or other jurisdiction     (Commission                  (IRS Employer
     of Incorporation)            File Number)              Identification No.)


10 Duke Street
Montreal, Quebec, Canada                                           H3C 2L7
------------------------                                         -----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (514) 393-1616

ITEM 5.  OTHER EVENTS.

EXECUTION OF DEFINITIVE AGREEMENT TO ACQUIRE MGI SOFTWARE CORP.

     On March 9, 1998, Discreet Logic Inc. (the "Company") entered into a definitive agreement to acquire MGI Software Corp. ("MGI") in a proposed arrangement transaction (the "Arrangement") and issued a press release announcing the agreement. A copy of the definitive agreement is attached as
Exhibit 2.1 to this Current Report on Form 8-K.

     On or about April 20, 1998 MGI commenced a mailing to its stockholders of a Notice of Special Meeting of Shareholders, Notice of Application and Management Information Circular dated April 15, 1998 (the "Circular") relating to the Arrangement. A copy of the Circular is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The following unaudited pro forma combined condensed financial statements relating to the Arrangement (presented according to generally accepted accounting principles in effect in the United States) are attached as
Exhibit 99.2 to this Current Report on Form 8-K:

     1. Unaudited Pro Forma Combined Condensed Balance Sheet as at December 31, 1997 for Discreet and January 31, 1998 for MGI; and

     2. Unaudited Pro Forma Combined Condensed Statements of Operations for the Six-Month Period Ended December 31, 1997 for Discreet and the Six-Month Period ended January 31, 1998 for MGI.

     Certain financial statements of MGI, presented according to generally accepted accounting principles in effect in the United States, are attached as
Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                             Exhibit
-----------                             -------
2.1                                     Arrangement Agreement by and among
                                        Discreet Logic Inc., MGI Software Corp.,
                                        and 1284517 Ontario Inc. Dated as of
                                        March 9, 1998.

99.1                                    Notice of Special Meeting of
                                        Shareholders of MGI Software Corp.,
                                        Notice of Application and Management
                                        Information Circular Concerning an
                                        Arrangement Involving MGI Software
                                        Corp. and Discreet Logic Inc.

99.2                                    Unaudited Pro Forma Combined Condensed
                                        Financial Statements As At December 31,
                                        1997.

99.3                                    Audited MGI Software Corp. Financial Statements
                                        as at January 31, 1998.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DISCREET LOGIC INC.
April 28, 1998

                                        By: /s/ Francois Plamondon
                                           -------------------------------
                                        Francois Plamondon
                                        Senior Vice President,
                                        Chief Financial Officer, Treasurer
                                        and Secretary

                                   EXHIBIT INDEX

Exhibit No.                             Exhibit
-----------                             -------
2.1                                     Arrangement Agreement by and among
                                        Discreet Logic Inc., MGI Software Corp.,
                                        and 1284517 Ontario Inc. Dated as of
                                        March 9, 1998.

99.1                                    Notice of Special Meeting of
                                        Shareholders of MGI Software Corp.,
                                        Notice of Application and Management
                                        Information Circular Concerning an
                                        Arrangement Involving MGI Software
                                        Corp. and Discreet Logic Inc.

99.2                                    Unaudited Pro Forma Combined Condensed
                                        Financial Statements As At December 31,
                                        1997.

99.3                                    Audited MGI Software Corp. Financial Statements
                                        as at January 31, 1998.